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                                                                    Exhibit 99.2



                Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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In connection with the Form 10-K/A of Foster Wheeler Ltd. (the "Company") for
the period ended December 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Kenneth A. Hiltz, Chief Financial Officer of the Company, certify that pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.



                                          /s/ Kenneth A. Hiltz
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                                          Name:   Kenneth A. Hiltz
                                          Title: Chief Financial Officer
                                          Date:  June 20, 2003